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                                                                   EXHIBIT 10.67

                             AFC ENTERPRISES, INC.

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

     This SECOND AMENDMENT, dated as of February 6, 2001 (this "Amendment") to that certain AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 15, 1998, as amended by the FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 1, 1999 (the "First Amendment"), is entered into by and among AFC ENTERPRISES, INC., a Delaware corporation ("Company"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Lead Arranger (in such capacity, "Lead Arranger") and as syndication agent (in such capacity, "Syndication Agent"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency ("CIBC"), as administrative agent (in such capacity, "Administrative Agent"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES THEREOF (each a "Lender" and collectively "Lenders"), and THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors") (the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings given those terms in the Credit Agreement).

                                   RECITALS:

     WHEREAS, Company desires to amend the Credit Agreement in order to (i) waive the requirement that it use proceeds from its initial public offering to prepay Loans, (ii) extend availability of Acquisition Loans, (iii) permit Company to use the proceeds of Acquisition Loans for general corporate purposes, including Consolidated Capital Expenditures and Permitted Joint Venture Investments, (iv) allow certain additional Capital Expenditures, (v) permit Company to repurchase additional Unsecured Subordinated Notes, subject to certain limitations, and (vi) make certain other modifications; and

     WHEREAS, in connection with the foregoing, Requisite Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Requisite Lenders, Lead Arranger, Syndication Agent, Administrative Agent and the Subsidiary Guarantors agree as follows:

Section 1.  AMENDMENTS TO CREDIT AGREEMENT

          1.1 Definitions: (i) Subsection 1.1 of the Credit Agreement is
hereby amended by deleting the definition of "Acquisition Facility Commitment", "Acquisition Loans", "Acquisition Loan Notes", "Cash Equivalents", "Consolidated Total Debt", "Notice of Borrowing", "Permitted Foreign Joint Venture
Investment", "Revolving Loan Commitment", "Revolving Loans", "Revolving Notes", "Term Loan Commitment", "Term Loan Notes" and "Term Loans" in their entirety and substituting the following therefor (both in Subsection 1.1 and as used in other provisions of the Credit Agreement and the other Loan Documents):
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          "Acquisition Facility Commitment" means (i) with respect to the period prior to the Effective Date, the commitment of a Lender to make Acquisition Loans to the Company pursuant to subsection 2.1A(i) of the Existing Credit Agreement, and (ii) thereafter, the commitments of Lenders to make Acquisition Loans as set forth in subsection 2.1A(ii) or (vi) of this Agreement and "Acquisition Facility Commitments" means such commitments of all Lenders in the aggregate.

          "Acquisition Loans" means (i) the Existing Acquisition Loans, (ii) the Loans made by the Lenders to the Company pursuant to subsection 2.1A(ii), and (iii) Additional Acquisition Loans, if any, made by Lenders pursuant to subsection 2.1A(vi).

          "Acquisition Loan Notes" means (i) the promissory notes of the Company issued pursuant to subsection 2.1E of the Existing Credit Agreement and/or 2.1A(vi) of this Agreement and (ii) any promissory notes issued by the Company pursuant to subsection 10.1B(i) in connection with assignments of the Acquisition Facility Commitments or Acquisition Loans, in each case substantially in the form of Exhibit IV-A annexed hereto, as they may be
                                  ------------
     amended, restated, supplemented or otherwise modified from time to time.

          "Cash Equivalents" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's;
     (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any foreign country that
     (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000 (a "Cash Equivalent Bank"); (v) Eurodollar time deposits having a maturity of less than one year purchased directly from any Lender or Cash Equivalent Bank;
     (vi) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) through (v) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's; and (vii) shares of any tax exempt mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments

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     referred to in clause (ii) above, (b) has net assets of not less than
     $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

          "Consolidated Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

          "Notice of Borrowing" means with respect to Loans to be made under subsection 2.1A(ii), 2.1A(iii) , 2.1A(iv), 2.1A(v) or 2.1A(vi) a notice substantially in the form of Exhibit I annexed hereto delivered by Company
                                  ---------
     to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

          "Permitted Joint Venture Investment" means one or more Investments by Company in Joint Ventures; provided that, (i) each such Joint Venture
                                --------
     interest of Company shall be at least 10% of the total Joint Venture interests of each such Joint Venture, (ii) the aggregate Investments by Company in all such Joint Ventures shall not exceed initially $30,000,000, provided that, beginning in fiscal year 2002, the limit on such aggregate
     --------
     Investments shall increase by $10,000,000 per annum and (iii) the businesses of each such Joint Venture shall consist of the development and operation of any business which may be conducted by the Company hereunder.

          "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(iv) or (vi), and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

          "Revolving Loans" means (i) the Loans made by Lenders to Company pursuant to subsection 2.1A(iii) of the Existing Credit Agreement and outstanding after the Effective Date, (ii) any Loans made by Lenders to Company pursuant to subsection 2.1A(iv) of this Agreement, and (iii) Additional Revolving Loans, if any, made by Lenders pursuant to subsection 2.1A(vi).

          "Revolving Notes" means (i) the promissory notes of Company issued pursuant to the Existing Credit Agreement and/or 2.1A(vi) of this Agreement and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of Exhibit IV-C annexed hereto, as they may be
                                  ------------
     amended, supplemented or otherwise modified from time to time.

          "Term Loan Commitment" means the commitment of a Lender to make Term Loans to the Company pursuant to subsection 2.1A(ii) of the Existing Credit Agreement or 2.1A(vi) of this Agreement, and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

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          "Term Loan Notes" means (i) the promissory notes of the Company issued pursuant to subsection 2.1E(b) of the Existing Credit Agreement on the Closing Date and/or 2.1A(vi) of this Agreement and (ii) any promissory notes issued by the Company pursuant to subsection 10.1B(i) in connection with assignments of the Term Loan Commitments or Term Loans, in each case substantially in the form of Exhibit IV-B annexed hereto, as they may be
                                  ------------
     amended, restated, supplemented or otherwise modified from time to time.

          "Term Loans" means (i) the Existing Term Loans and (ii) Additional Term Loans, if any, made by Lenders pursuant to subsection 2.1A(vi).

                (ii) Subsection 1.1 of the Credit Agreement is hereby further amended by inserting each of the following definitions in the appropriate alphabetical order:

          "Additional Acquisition Loans" has the meaning assigned to that term in subsection 2.1A.

          "Additional Acquisition Facility Commitments" has the meaning assigned to that term in subsection 2.1A.

          "Additional Acquisition Lender" has the meaning assigned to that term in subsection 2.1A.

          "Additional Commitments" has the meaning assigned to that term in subsection 2.1A

          "Additional Lenders" has the meaning assigned to that term in subsection 2.1A

          "Additional Loans" has the meaning assigned to that term in subsection 2.1A.

          "Additional Revolving Lender" has the meaning assigned to that term in subsection 2.1A.

          "Additional Revolving Loan Commitments" has the meaning assigned to that term in subsection 2.1A.

          "Additional Term Loans" has the meaning assigned to that term in subsection 2.1A.

          "Additional Term Loan Commitments" has the meaning assigned to that term in subsection 2.1A.

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          "Additional Term Lender" has the meaning assigned to that term in subsection 2.1A.

          "Second Amendment" means the Second Amendment, dated as of February 6, 2001, to the Credit Agreement, by and among Company, the Lenders party thereto, Administrative Agent, Lead Arranger and Syndication Agent and the Subsidiary Guarantors party thereto.

          "Second Amendment Closing Date" means the "Second Amendment Closing Date", as such term is defined in Second Amendment.

                (iii) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting clause (ii)(a) in the definition of "Consolidated Excess Cash Flow" and substituting the following therefor:

                "(a) voluntary, mandatory and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans and Acquisition Loans, respectively, except to the extent the Revolving Loan Commitments and Acquisition Facility Commitments, respectively, are permanently reduced in connection with such repayments and mandatory repayments of the Loans pursuant to subsection 2.4B(iii)),"

          1.2 Existing Loans: Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting the following therefor:

          "Voluntary prepayments of Acquisition Loans, and amounts repaid or prepaid in respect of Revolving Loans, may be reborrowed to but excluding June 30, 2002."

          1.3 Acquisition Loans: (i) Subsection 2.1A(ii) (as it appears in the First Amendment) of the Credit Agreement is hereby amended by deleting the first reference to "the fourth anniversary of the Closing Date" contained therein and substituting "but excluding June 30, 2002" therefor.

                (ii) Subsection 2.1A(ii) of the Credit Agreement is hereby further amended by deleting the last sentence and the second proviso in the penultimate sentence thereof and substituting the following therefor:

                "Each Lender's Acquisition Facility Commitment shall expire on June 30, 2002 and all Acquisition Loans and all other amounts owed hereunder with respect to the Acquisition Loans and the Acquisition Facility Commitments shall be paid in full no later than that date. Voluntary prepayments of Acquisition Loans may be reborrowed to but excluding June 30, 2002."

                (iii) Subsection 2.1A(ii) of the Credit Agreement is hereby further amended by deleting the reference to "aggregate amount" in each instance contained therein and substituting "aggregate original amount" therefor.

          1.4 Tranche B Term Loans: Subsection 2.1A(iii) of the Credit Agreement (as it appears in the First Amendment) is hereby amended by deleting the reference to "aggregate amount" in each instance contained therein and substituting "aggregate original amount" therefor.

          1.5 Increased Amounts: Subsection 2.1A(vi) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(vi)  Increased Amounts.  Company may by written notice to Lead
                 -----------------
     Arranger, Administrative Agent and Lenders elect to request that one or more Lenders or other persons that are Eligible Assignees provide additional Tranche B Term Loan Commitments ("Additional Tranche B Term Loan Commitments"), additional Acquisition Facility Commitments ("Additional Acquisition Facility Commitments"), additional Revolving Loan Commitments ("Additional Revolving Loan Commitments") or additional Term Loan Commitments ("Additional Term Loan Commitments," together with Additional Tranche B Term Loan Commitments, Additional Acquisition Facility Commitments and Additional Revolving Loan Commitments, the "Additional Commitments"), by an amount not in excess of $25,000,000 in the aggregate and not less than $5,000,000 individually and integral multiples of $5,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an "Increased Amount Date") on which Company proposes that any Additional Commitments shall be effective and that Tranche B Term Loans, Acquisition Loans, Revolving Loans or Term Loans provided pursuant thereto (in each case collectively, "Additional Tranche B Term Loans", "Additional Acquisition Loans", "Additional Revolving Loans" or "Additional Term Loans", together the "Additional Loans") shall be made, and (B) the identity of each Lender or other Person that is an Eligible Assignee (in each case, an "Additional Tranche B Term Lender", "Additional Acquisition Lender", "Additional Revolving Lender" or "Additional Term Lender", together the "Additional Lenders") to whom Company proposes any portion of any such Additional Commitments be allocated and the amounts of such allocations; provided (x) any Lender may decline, in its sole discretion,
                  --------
     to provide any such Additional Commitments and (y) Lead Arranger shall be given the first opportunity to (but shall not be obligated to) arrange any such proposed Additional Commitments on terms and conditions to be agreed between the Lead Arranger and Company. Such Additional Commitments shall become effective and, if applicable, the related Additional Loans shall be made as of such Increased Amount Date; provided (1) no Default or Event of
                                            --------
     Default shall exist on such Increased Amount Date before or after giving effect to the making of any such Additional Loans, Company shall be in compliance, on a Pro Forma Basis, with the requirements of subsection 7.6D as of the last day of the fiscal quarter most recently ended; (2) both before and after giving effect to the

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

     making of any such Additional Loans, each of the conditions set forth in subsection 4.3 shall be satisfied; (3) each Additional Commitment and Additional Loan shall be effected pursuant to one or more joinder agreements, in each case in form and substance reasonably satisfactory to Lead Arranger and Administrative Agent, and recorded in the Register; and
     (4) Company shall deliver, or cause to be delivered, Tranche B Term Notes, Acquisition Loan Notes, Revolving Notes or Term Loan Notes, as appropriate for each of the Additional Lenders providing Additional Commitments, together with any legal opinions or other documents reasonably requested by Lead Arranger or Administrative Agent in connection with any such transaction.

          On each Increased Amount Date, subject to the satisfaction of the foregoing terms and conditions, (i) each Additional Tranche B Term Lender or Additional Term Lender shall make respectively an Additional Tranche B Term Loan or Additional Term Loan, as the case may be, to Company in an amount equal to its respective Additional Tranche B Term Loan Commitment or Additional Term Loan Commitment, (ii) each Additional Tranche B Term Loan, Additional Acquisition Loan, Additional Revolving Loan or Additional Term Loan made hereunder shall be deemed a Tranche B Term Loan, Acquisition Loan, Revolving Loan or Term Loan as appropriate, and (iii) each Additional Tranche B Term Lender, Additional Acquisition Lender, Additional Revolving Lender or Additional Term Lender shall become a Lender hereunder with respect thereto. The Administrative Agent shall notify the Lenders promptly upon receipt of Company's notice of each Increased Amount Date and the related Additional Commitments and the terms thereof.

          On any Increased Amount Date on which Additional Acquisition Facility Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, each Lender of Acquisition Loans shall assign to each of the Additional Acquisition Lenders, and each of the Additional Acquisition Lenders shall purchase from each Lender of Acquisition Loans, at the principal amount thereof (together with accrued interest), such interests in the Acquisition Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Acquisition Loans will be held by existing Lenders of Acquisition Loans and Additional Acquisition Lenders ratably in accordance with their Acquisition Loan Commitments after giving effect to the addition of such Additional Acquisition Facility Commitments to the Acquisition Loan Commitments.

          On any Increased Amount Date on which Additional Revolving Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, each Lender of Revolving Loans shall assign to each of the Additional Revolving Lenders, and each of the Additional Revolving Lenders shall purchase from each Lender of Revolving Loans, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Lenders of Revolving Loans and Additional Revolving Lenders ratably in accordance with their Revolving Loan Commitments after giving effect to the addition of such Additional Revolving Loan Commitments to the Revolving Loan Commitments."

          1.6 Interest Periods: Subsection 2.2B(v) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(v) no Interest Period with respect to any portion of the Loans (excluding Tranche B Term Loans) shall extend beyond June 30, 2002 and no Interest Period with respect to any portion of Tranche B Term Loans shall extend beyond June 30, 2004;"

          1.7 Amortization of Acquisition Loans: Subsection 2.4A(i) of the Credit Agreement (as it appears in the First Amendment) is hereby deleted in its entirety and subsections 2.4A(ii) and 2.4A(iii) are renumbered as 2.4A(i) and 2.4A(ii), respectively, throughout the Credit Agreement.

          1.8 Amortization of Term Loans: Subsection 2.4A(i) (as amended hereby) of the Credit Agreement is hereby amended by deleting the proviso thereto in its entirety and substituting the following therefor:

          "; provided that, with respect to Additional Term Loans, if any, such
             --------
     Loans shall be repaid on each of the dates set forth above occurring after the Increased Amount Date, in an amount equal to a portion of such Additional Term Loans, equal to the ratio of (y) the amount of the Existing Term Loans being repaid on such date and (z) the total aggregate amount of such Existing Term Loans outstanding on the applicable Increased Amount Date; provided further that the scheduled installments of principal of the
           -------- -------
     Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided further that the Term Loans and all other
                              -------- -------
     amounts owed hereunder with respect to the Term Loans shall be paid in full no later than June 30, 2002, and the final installment payable by Company in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term Loans."

          1.9 Mandatory Prepayments and Mandatory Reductions of Commitments:
Subsections 2.4B(iii)(a), (b), (d), (e) and (f) of the Credit Agreement are hereby amended by (i) deleting references to "Tranche B Term Loans and, after the third anniversary of the Closing Date, the Acquisition Loans" contained therein and substituting "and Tranche B Term Loans" therefor and (ii) by deleting all references to "and, prior to the third anniversary of the Closing Date, the Acquisition Loans" therefrom.

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

          1.10 Prepayments Due to Issuance of Equity Securities: Subsection 2.4B(iii)(c) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(c)  Prepayments Due to Issuance of Equity Securities and Purchases
                --------------------------------------------------------------
     of Unsecured Subordinated Notes.  No later than the first Business Day
     -------------------------------
     following the date of receipt by Company or any of its Subsidiaries of the Cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of any equity Securities of such Person (including without limitation additional issuances of Company Common Stock but excluding (x) issuances of Company Common Stock to officers or employees of Company to the extent the proceeds from such issuances do not exceed in the aggregate $5,000,000 during any fiscal year and issuances of any Securities evidencing Indebtedness permitted to be incurred pursuant to subsection 7.1, (y) issuance of equity Securities to the extent the proceeds of which are used to fund Permitted Acquisitions and (z) except as set forth below, the issuance of Company Common Stock in an initial public offering), Company shall prepay first the Term Loans and Tranche B Term Loans and, in the event of a
     -----
     prepayment pursuant to the immediately succeeding proviso, the Acquisition Loans, on a pro rata basis to the full extent thereof (in accordance with the respective outstanding principal amounts thereof), and second the
                                                                ------
     Revolving Loans and, in the event of a prepayment other than pursuant to the immediately succeeding proviso, the Acquisition Loans on a pro rata basis to the full extent thereof (in accordance with the respective outstanding principal amounts thereof) in an amount equal to the proceeds of such issuance; provided, that on and after the date on which the
                       --------
     Leverage Ratio (determined on a Pro Forma Basis giving effect to the issuance and application of any equity Securities proceeds) is less than or equal to 2.50:1.0, 50% of the amount of the proceeds otherwise required to be utilized to prepay Loans pursuant to this subsection 2.4B(iii)(c) may be applied to repurchase or prepay the Unsecured Subordinated Notes; provided
                                                                       --------
     further that, in the event that, on or after the Second Amendment Closing Date, Company (x) uses proceeds derived from the issuance of Company Common Stock in an initial public offering to repurchase Unsecured Subordinated Notes or (y) repurchases incremental Unsecured Subordinated Notes in an aggregate amount not to exceed $25,000,000, as permitted pursuant to subsection 7.5, then Company shall prepay Loans as set forth above in an amount equal to the aggregate purchase price paid with respect to such repurchases. Any such mandatory prepayments shall be further applied as specified in subsection 2.4B(iv)."

          1.11 Application of Prepayments: Subsection 2.4B(iv)(b) of the Credit Agreement is hereby amended by deleting subclause (ii) contained therein and substituting the following therefor:

          "(ii) in amount equal to that portion of the Waivable Mandatory Prepayment otherwise payable to those Lenders that have elected to exercise such option, to prepay the Term Loans on a pro rata basis (in accordance with the outstanding principal amounts thereof) to the full extent thereof (which prepayments shall be applied to the scheduled installments of the Term Loans in accordance with subsection
                                                                     ----------
     2.4A(i)). Notwithstanding anything to the contrary set forth in this subsection 2.4B(iv)(b), any Waivable Mandatory Prepayments resulting from purchases of Unsecured Subordinated Debt pursuant to subsection 2.4B(iii)(c) shall be applied to Acquisition Loans (and Acquisition Facility Commitments shall be permanently reduced to the same extent) and Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof)."

          1.12 Use of Proceeds: Subsection 2.5A of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "A.   Acquisition Loans.  The proceeds of the Acquisition Loans shall be applied by Company (i) to finance Permitted Acquisitions (which may include the simultaneous repayment of debt assumed in connection with Permitted Acquisitions) and to pay related costs and expenses and (ii) for working capital and/or general corporate purposes (including, without limitation, for purposes of making Capital Expenditures to the extent permitted under Subsection 7.8 and for purposes of making Permitted Joint Venture Investments to the extent permitted under Subsection 7.3(xi))."

          1.13 Conditions to All Loans: Subsection 4.3B(vi) of the Credit Agreement is hereby amended by deleting the first parenthetical clause contained therein and substituting the following parenthetical clause thereof:

          "(or, in the case of any Additional Loans, prior to the Increased Amount Date)"

          1.14 Restricted Junior Payments: Subsection 7.5 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "7.5  Restricted Junior Payments.
                --------------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that Company may (i) make regularly
                                    --------
     scheduled payments of principal and interest in respect of the Unsecured Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Unsecured Subordinated Note Indenture, as the Unsecured Subordinated Note Indenture may be amended from time to time to the extent permitted under subsection 7.15 and repurchases or redemptions of Unsecured Subordinated Notes with the proceeds of equity Securities (including Company's initial public offering) as contemplated by subsection 2.4B(iii)(c), (ii) repurchase or make redemptions of additional Unsecured Subordinated Notes, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, in addition to an initial amount not exceeding $25,000,000 (such repurchases having been made prior to the Second Amendment Closing Date), in an incremental amount not to exceed $25,000,000 in the aggregate, provided that (a) the Leverage Ratio is less than or equal to
                --------
     2.0:1.0 (on a Pro Forma Basis giving effect to the payments to be made hereby) and (b) simultaneously with any such repurchase or redemption of Unsecured Subordinated Notes, Term Loans, Tranche B Term Loans, Revolving Loans and Acquisition Loans under the Agreement shall be prepaid to the same extent on a pro rata basis in accordance with the provisions of subsection 2.4B(iii)(c), (iii) make, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, payments to purchase Company Common Stock or options, warrants or rights to purchase or acquire Company Common Stock to officers or employees or former officers or employees (or their estates or estate beneficiaries) upon death, disability, retirement or termination of employment from Company or its Subsidiaries not to exceed $1,500,000 during any fiscal year, plus the
                                                                   ----
     amount of any Cash proceeds received by Company from the sale of Company Common Stock to officers or employees of Company or its Subsidiaries within such fiscal year and (iv) other Restricted Junior Payments described in
     Schedule 7.5."
     ------------

          1.15 Capital Expenditures: (i) Subsection 7.8 of the Credit Agreement is hereby amended by adding a further proviso at the conclusion of 7.8A thereof as follows:

          "; provided still further that notwithstanding anything to the
             -------- ----- -------
     contrary set forth in this subsection 7.8A, the Maximum Consolidated Capital Expenditures Amount permitted to be incurred in fiscal year 2001 shall not in any event exceed $45,000,000."

          (ii) Subsection 7.8 of the Credit Agreement is hereby further amended by deleting subsection 7.8B in its entirety and the following substituted therefor:

          "B. In addition to the foregoing, Company may make Consolidated Capital Expenditures (i) in connection with Permitted Acquisitions, (ii) with the proceeds of Specified Asset Sales and (iii) after the Second Amendment Closing Date, solely for the purpose of reimaging its stores and restaurants in an amount not to exceed $65,000,000, in the aggregate, and such Consolidated Capital Expenditures made pursuant to this subsection 7.8B shall not be included for the purposes of calculating the Maximum Consolidated Capital Expenditures set forth in subsection 7.8A."

Section 2.  CONDITIONS PRECEDENT

          2.1 The effectiveness of the amendments and other provisions set forth at Sections 1 and 2 hereof, are subject to the satisfaction of the following conditions on or before the date hereof (the "Second Amendment Closing Date"):

               (a) Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by the Requisite Lenders.

               (b) Administrative Agent and its counsel shall have received originally executed copies of the favorable written opinions of Cohen Pollock Merlin Axelrod &

     Tanenbaum, PC, counsel for Company and Subsidiary Guarantors, as to such matters as Lead Arranger or Administrative Agent may reasonably request, and otherwise in form and substance reasonably satisfactory to Lead Arranger and Administrative Agent, dated as of the Second Amendment Closing Date.

               (c) As of the Second Amendment Closing Date, the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Second Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

               (d) As of the Second Amendment Closing Date, no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Funding Notice that would constitute an Event of Default or a Potential Event of Default.

               (e) As of the Second Amendment Closing Date, Company shall have paid to Administrative Agent, for distribution to each Lender executing and delivering this Agreement, a non-refundable amendment fee in an amount equal to (i) the aggregate amount of such Lender's Acquisition Loan Exposure, Revolving Loan Exposure, Term Loan Exposure and Tranche B Term Loan Exposure (prior to giving effect to the transactions contemplated hereby) times (ii) 0.125%.

               (f) Company shall have consummated the issuance of Company Common Stock in an initial public offering.

          2.2 Upon the occurrence of the Second Amendment Closing Date, the Credit Agreement thereto shall be amended as set forth in Sections 1 and 2 hereof and all references in any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended pursuant to Sections 1 and 2 hereof. Notwithstanding anything herein or in any other Loan Document to the contrary, each other Loan Document, including, without limitation, Company Pledge Agreement, the Company Security Agreement, the Subsidiary Pledge Agreements and the Subsidiary Security Agreements, shall continue in full force and effect and, to the extent covered thereby, continue to secure the Obligations.

Section 3.  ACKNOWLEDGMENT AND CONSENT

          3.1 Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all Obligations.

          3.2 Each Subsidiary Guarantor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its Obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Section 4.  MISCELLANEOUS

          4.1 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

          4.2 In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          4.3 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

          4.4 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          4.5 To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, at the election of Lead Arranger to enter into a conformed and restated Credit Agreement, as amended by this Amendment and the First Amendment; provided that any such conformed and
                                        --------
restated Credit Agreement shall be distributed to each Lender.

          4.6 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                            AFC ENTERPRISES, INC.


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

SUBSIDIARY GUARANTORS:              CINNABON INTERNATIONAL, INC.


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

                                    CINNABON, INC.


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

                                    AFC PROPERTIES, INC.


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

                                    SEATTLE COFFEE COMPANY


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

                                    SEATTLES BEST COFFEE, LLC


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

                                    TORREFAZIONE ITALIA, LLC


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

                                    AFC FRANCHISE ACQUISITION CORP.


                                    By: /s/ Dick R. Holbrook
                                       ---------------------------------
                                       Name: Dick R. Holbrook
                                       Title:

SYNDICATION AGENT,                  GOLDMAN SACHS CREDIT PARTNERS L.P.
LEAD ARRANGER AND
A LENDER:
                                    By:  illegible
                                       -----------------------------------
                                          Authorized Signatory

SYNDICATION AGENT,                  GOLDMAN SACHS CREDIT PARTNERS L.P.
LEAD ARRANGER AND
A LENDER:                           By: /s/  ILLEGIBLE
                                       --------------------------------
                                              Authorized Signatory

ADMINISTRATIVE AGENT:               CANADIAN IMPERIAL BANK OF COMMERCE


                                    By:  /s/ Katherine Bass
                                        ------------------------
                                        Name:  Katherine Bass
                                        Title: Executive Director
                                        CIBC World Markets Corp. As Agent

                                        CIBC INC.

                                        By: /s/ Katherine Bass
                                            ---------------------------------
                                            Name:  Katherine Bass
                                            Title: Executive Director
                                            CIBC World Markets Corp. As Agent

                                        FIRST DOMINION FUNDING I

                                        By: /s/ David H. Lerner
                                            ----------------------
                                            Name:  David H. Lerner
                                            Title: Authorized Signatory

                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Portfolio Advisor

                                    /s/ Anne M. McCarthy
                                    -------------------------------------------
                                    Anne M. McCarthy
                                    Authorized Signatory


                                    FLOATING RATE PORTFOLIO
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Attorney in fact

                                    /s/ Anne M. McCarthy
                                    -------------------------------------------
                                    Anne M. McCarthy
                                    Authorized Signatory

                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By: /s/ [ILLEGIBLE] Zagstin
                                            ----------------------------
                                            Name:  [ILLEGIBLE] Zagstin
                                            Title: Managing Director

                                        FIRST DOMINION FUNDING II

                                        By: /s/ David H. Lerner
                                            ---------------------
                                            Name:  David H. Lerner
                                            Title: Authorized Signatory

                                        FLEET NATIONAL BANK

                                        By: /s/ Robert W. MacElhiney
                                            ---------------------------
                                            Name:  Robert W. MacElhiney
                                            Title: Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By: /s/ William S. Richardson
                                            --------------------------------
                                            Name:  William S. Richardson
                                            Title: Duly Authorized Signatory

                                        HIBERNIA NATIONAL BANK

                                        By: /s/ Andrew Booth
                                            --------------------
                                            Name:  Andrew Booth
                                            Title: Assistant Vice President

                                        KZH ING-1 LLC


                                        By: /s/ Kimberly Rowe
                                           ---------------------------
                                           Name:  Kimberly Rowe
                                           Title: Authorized Agent

                                        KZH ING-3 LLC


                                        By: /s/ Kimberly Rowe
                                           ---------------------------
                                           Name:  Kimberly Rowe
                                           Title: Authorized Agent

                                        KZH RIVERSIDE LLC


                                        By: /s/ Kimberly Rowe
                                           ---------------------------
                                           Name:  Kimberly Rowe
                                           Title: Authorized Agent

                                    SEQUILS-ING I (HBDGM), LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    By: /s/ Greg M. Masuda
                                       ----------------------------
                                    Name:   Greg M. Masuda CFA
                                    Title:  Vice President

                                    SWISS LIFE US RAINBOW LIMITED

                                    By: ING Capital Advisors LLC,
                                        as Investment Manager

                                    By:  /s/ Greg M. Masuda CFA
                                       -----------------------------
                                    Name:   Greg M. Masuda CFA
                                    Title:  Vice President

                                        SOUTHTRUST BANK, N.A.

                                        By: /s/ Michael A. Mezza
                                            ------------------------
                                            Name:  Michael A. Mezza
                                            Title: VP

                                        STEIN ROE & FARNHAM CLO I LTD.
                                        By: Stein Roe & Farnham Incorporated,
                                            as Portfolio Manager


                                        By: /s/ James R. Fellows
                                            ---------------------------
                                            Name:  James R. Fellows
                                            Title: Sr. Vice President &
                                                   Portfolio Manager

                                    VAN KAMPEN SENIOR
                                     FLOATING RATE FUND
                                    By: Van Kampen Investment Advisory Inc.


                                    By: /s/ Illegible
                                        -----------------------------------
                                        Name:
                                        Title:

                                        BANK OF SCOTLAND


                                        By: /s/ Joseph Fratus
                                           ----------------------
                                           Name:  Joseph Fratus
                                           Title: Vice President